Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form 8-KSB

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 23, 1999

 AmeriNet Group.com, Inc. formerly known as Equity Growth Systems, inc. (Exact name of registrant as specified in its charter)

             Delaware (State or other jurisdiction of incorporation

                        0-3718 (Commission File Number)

                  11-2050317 (IRS Employer Identification No.)

           902 Clint Moore Road, Suite 136: Boca Raton, Florida 33487
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 998-3435

  Equity Growth System, inc., 8001 DeSoto Woods Drive; Sarasota, Florida 34243
         (Former name or former address, if changed since last report)



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                               TABLE OF CONTENTS

Item Number    Description                                 Page Number

Item 5.        Other Events

Item 6.        Resignations of Registrant's Directors

Item 7.        Financial Statements and Exhibits


                  Sources of Materials Incorporated by Reference

        This report includes materials incorporated by reference from the following previously filed reports or registration statements, as permitted by Exchange Act Rule 12b-23: Reports on Form 8-KSB filed on August 17, 1998 and Form 10-KSB for year ended December 31, 1998.

                           FORWARD LOOKING STATEMENTS

     This Form 8-KSB contains certain "forward-looking statements" relating to the Registrant which represent the Registrant's current expectations or beliefs, including, but not limited to, statements concerning the Registrant's operations, performance, financial condition and growth. For this purpose, any statements contained in this Form 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, such as credit losses, dependence on management and key personnel and variability of quarterly results, ability of the Registrant to continue its growth strategy and competition, certain of which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

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ITEM 5    OTHER EVENTS

CONSIDERATION OF STOCK PLAN

     At the request of the Registrant's board of directors and The Yankee Companies, Inc., a Florida corporation that serves as a strategic consultant to the Registrant ("Yankees"), has developed a proposed non-qualified stock option and incentive stock option plan for use by the Registrant (the "Proposed Plan"). A copy of the Proposed Plan is included as an exhibit to this current report, see "Item 7(c), Exhibit Index." The following summary of the Proposed Plan is qualified in its entirety by reference to such exhibit.

     The purpose of the Proposed Plan would be to attract and retain quality personnel and to make association with the Registrant more attractive to potential acquisition candidates. As currently contemplated, a maximum of 1,000,000 shares of the Registrant's common stock would be allocated for use in conjunction with award of options under the Proposed Plan, and such common stock could either be issued from treasury shares, authorized but theretofore unissued shares, or shares purchased from current stockholders for such purpose.

     The Proposed Plan would be administered by a committee of the Registrant's board of directors comprised exclusively of outside directors (the "Committee"), as that term is defined in the Internal Revenue Code of 1996, as amended (the "Code") and potential recipients would include the Registrant's directors, officers, key employees and consultants (other than consultant's that would be ineligible for receipt of securities registered on Commission Form S-8 based on then applicable rules adopted by the Commission). Options issuable would be incentive stock options meeting the requirements of Section 422, et. seq. of the Code, or non-qualified stock options, with the attributes determined by the Committee. The adoption of the Proposed Plan, as currently contemplated, would not restrict the ability of the Registrant's board of directors to authorize the issuance of securities, including stock options, outside the parameters of the Proposed Plan, on a case by case basis.

     Initial recipients under the Proposed Plan are expected to be employees of the Registrant's subsidiary, American Internet Technical Center, Inc., a Florida corporation, (hereinafter referred to "American Internet")who meet designated competitive sales targets and the Registrant's new president described below.

     The Proposed Plan is in the review and discussion stage and no assurances can be provided that it will be adopted as currently proposed, or at all. In the event that the Proposed Plan is not adopted, the options called for in the employment agreement for Michael Harris Jordan described below would still be issued.

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MICHAEL HARRIS JORDAN

     In conjunction with the resignation of Charles J. Scimeca ("Mr. Scimeca"),effective August 6, 1999, the Registrant's acting president and a member of the Registrant's board of directors, described in Item 6 below; on August 5, 1999, the Registrant's board of directors elected Michael Harris Jordan as its president and as a member of its board of directors, effective as of August 6, 1999. Mr. Jordan's term as a director will expire following the election and installation of his successor (assuming Mr. Jordan is not re-elected) at the next annual meeting of the Registrant's stockholders. His term as an officer is at the pleasure of the Registrant's board of directors, subject to his contractual rights under the employment agreement summarized below.

     In light of his experience with the financial markets and the regulatory requirements and limitations involved in corporate communications, Mr. Jordan will also replace Ms. Piccolo as the Registrant's spokesperson.

BIOGRAPHY.

Michael Harris Jordan, President and Director

     Michael Harris Jordan, 46 years old, is a resident and native of Miami, Florida. From 1972 until 1973 he attended the University of Miami where he studied English literature. In 1979, Mr. Jordan obtained a Series 7 and a Series 63 license from the NASD and in 1982 he obtained a Series 24 license from the NASD (general securities principal). In conjunction with his activities as an individual licensed to engage in securities transactions by the NASD, he was also licensed by the securities regulatory authorities of a number of states. Since 1985, Mr. Jordan has been engaged in business as a private investor.In 1992, Mr. Jordan incorporated Securities Counseling and Management, Inc., a private consulting firm headquartered in Miami, Florida, for which he serves as president and sole director. In January of 1996, Mr. Jordan became secretary, treasurer and a member of the board of directors of Zagreus, Inc., a publicly held Delaware corporation then headquartered in Miami, Florida ("Zagreus"). Zagreus is an inactive public company in the process of reorganization. In 1998, Mr. Jordan became an independent consultant for The Southeast Companies, inc., a Florida corporation engaged in providing business and political consulting services and consumer financial services as a licensed mortgage brokerage company and during 1998, became president of a division thereof operating in compliance with Florida fictitious name laws as Southeast Counseling & Management. In 1999, Mr. Jordan became a registered principal (NASD Series 24 license) of Sunshine Securities, Inc., an NASD member firm located in Orlando, Florida. On August 6, 1999, Mr. Jordan became a member of the Registrant's board of directors and was elected as the Registrant's President.

FAMILY RELATIONSHIPS.

     Mr. Jordan is not related to any current or former employees, officers, directors or principal stockholders of the Registrant.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

     Based on information provided in response to a questionnaire filed as an exhibit to this report (see "Item 7(c), Exhibit Index"), during the past five years Mr. Jordan has not been a party to or the subject of:

     (a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (b) Any conviction in a criminal proceeding or has been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (c)  Any order, judgment, or decree, not subsequently reversed,  suspended
or   vacated,  of   any  court  of  competent  jurisdiction,   permanently  or
temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (d) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMPENSATION.

     The terms of Mr. Jordan's compensation for services to the Registrant are set forth in his employment agreement with the Registrant (the "Jordan Agreement"), a copy of which is included as an exhibit to this current report, see "Item 7(c), Exhibit Index," and are summarized below.

TERMS OF EMPLOYMENT

     The following summary information extracted from the Jordan Agreement is qualified in its entirety by reference to the Jordan Agreement.

Duties:     Mr. Jordan will:

     Serveas the principal point of contact between the Registrant and the media (print, electronic, voice and picture), the investment community and the Registrant's security holders;

     Be responsible for supervision of all of the Registrant's other officers;

     Be responsible for the Registrant's compliance with all applicable laws, including federal, state and local securities laws and tax laws;

     Be responsible for supervision of the Registrant's subsidiaries; and,

     Perform such other duties as are assigned to him by the Registrant's board of directors, subject to compliance with all applicable laws and fiduciary obligations.

Other Activities

     Mr. Jordan has agreed to perform his employment duties in good faith and, subject to the exceptions specified below, to devote substantially all of his business time, energies and abilities to the proper and efficient management and execution of such duties. In amplification of the foregoing, unless otherwise authorized by the Registrant's board of directors, on a case by case basis, Mr. Jordan is required to devote his business time exclusively to the affairs of the Registrant; provided, however, that the Registrant has recognized that Mr. Jordan is a party to an agreement with the Southeast Companies, Inc., which has been assigned thereby to Yankees, calling for him to provide services thereto; serves as president of Southeast Counseling & Management, a division of the Southeast Companies, Inc.; serves as president of Securities Counseling & Management, Inc., a Florida corporation; serves as an officer of Zagreus, Inc., a currently inactive public company in the process of reorganization; and, is a registered representative and registered principal with Sunshine Securities Corporation (which has consented in writing to Mr. Jordan's service as president of the Registrant); and the Registrant has consented to Mr. Jordan's continuation in such roles, provided that his role as the Registrant's president takes priority in allocation of time and resources to any activities pertaining to such roles, and that he will resolve any actual conflicts of interest resulting from such roles in favor of the Registrant.

Status:

     Mr. Jordan will serve as an employee of the Registrant but shall have no authority to act as an agent thereof or to bind the Registrant or its subsidiaries as a principal or agent thereof without the specific consent of the Registrant's board of directors, all such functions being reserved to the board of directors in compliance with the requirements of its constituent documents

Limitations:

Mr. Jordan has agreed that he will not:

     Release any financial or other material information or data about the Registrant without the prior written consent and approval of the Registrant's General Counsel; or, conduct any meetings with financial analysts without informing the Registrant's General Counsel and board of directors in advance of the proposed meeting and the format or agenda of such meeting.

     Disclose to any third party any confidential non-public information furnished by the Registrant except on a need to know basis, and in such case, subject to appropriate assurances that such information shall not be used, directly or indirectly, in any manner that would violate state or federal prohibitions on insider trading of the Registrant's securities.

     Take any action which would in any way adversely affect the reputation, standing or prospects of the Registrant or which would cause the Registrant to be in violation of applicable laws.

     In any circumstances where Mr. Jordan is describing the securities of the Registrant to a third party, Mr. Jordan has agreed to disclose to such person any compensation received from the Registrant to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended.

Term:

     The Jordan Agreement is for a term of one year, subject to automatic annual renewal thereafter unless the Party deciding not to renew provides the other with written notice of intention not to renew prior to the 60th day before termination of the then effective term or renewal thereof.

Compensation:
A. An option to purchase up to 100,000 shares of the Registrant's common stock during the 36 month period commencing at the end of the 365th day following commencement of the initial term of the Jordan Agreement, at an exercise price equal to the last reported price paid therefor on the effective date of the employment agreement, as reported on the over the counter electronic bulletin board operated by the NASD (i.e., $0.69 per share), provided that:

     (1) He remains in the employ of the Registrant for a period of not less than 365 consecutive days;

     (2)  He has not been discharged by the Registrant for cause;

     (3) He fully complies with the provisions of the Jordan Agreement, including, without limitation, the confidentiality and non-competition sections hereof;

B. In the event that Mr. Jordan arranges or provides funding for the Registrant on terms more beneficial than those reflected in the Registrant's current principal financing agreements, copies of which are included among the Registrant's records available through the SEC's EDGAR web site, Mr. Jordan shall be entitled, at its election, to either:

     (1)  A fee equal to 5% of such savings, on a continuing basis; or

     (2) If equity funding is provided through Mr. Jordan or any affiliates thereof, a discount of 5% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 25% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

     (3) If equity funding is arranged for the Registrant by Mr. Jordan and the Registrant is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the Mr. Jordan shall be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

C. In the event that Mr.Jordan generates business for the Registrant, then, on any sales resulting therefrom, Mr. Jordan shall be entitled to a commission equal to 5% of the net income derived by the Registrant therefrom, on a continuing basis.

Benefits:

     Mr. Jordan is entitled to any benefits generally made available to all other employees (rather than to a specified employee or group of employees) of the Registrant or its subsidiaries.

Indemnification:

     The Registrant will defend, indemnify and hold Mr. Jordan harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of the Registrant, its affiliates or for other persons or entities at the request of the board of directors of the Registrant, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for Mr. Jordan to incur any out of pocket expenses; provided, however, that Mr. Jordan permits the Registrant to select and supervise all personnel involved in such defense and that Mr. Jordan waives any conflicts of interest that such personnel may have as a result of also representing the Registrant, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

Early  termination:

     The Registrant can terminate the employment agreements severally, as to the terminating entity only, for cause (e.g., the inability through sickness or other incapacity to discharge duties for 21 or more consecutive days or for a total of 45 or more days in a period of twelve consecutive months; refusal to follow directions of the board of directors; dishonesty; theft; or conviction of a crime involving moral turpitude; material default in the performance of obligations, services or duties required under the employment agreement (other than for illness or incapacity) or materially breach of any provision of the employment agreement, which continues for 5 days after written notice if it resulted in material damage); discontinuance of business; and death. In the event of a dispute concerning termination due to breach or default, compensation will be continued until resolution of such dispute by a tribunal of competent jurisdiction, subject to repayment upon final determination that such compensation was not called for.

     The Jordan Agreement contains broad non-disparagement, confidentiality and non-competition covenants subject to judicial restructuring if found to be legally unenforceable which provide for both injunctive relief and liquidated damages.

COMPENSATION UNDER PLANS

     The Registrant's board of directors is considering adoption of a non-qualified stock option and stock incentive plan, a copy of which is filed as an exhibit to this current report [see "Item 7(c), Exhibit Index], and the board of directors may in the future, if such plan is adopted, grant Mr. Jordan or other officers, employees or directors of the Registrant stock options pursuant to the provisions of such plan.

ITEM 6    RESIGNATIONS OF REGISTRANT'S DIRECTORS

EDWARD GRANVILLE-SMITH

     In accordance with the terms of a settlement agreement between the Registrant and Edward Granville-Smith, Jr. (who served as the Registrants principal officer and sole director from 1995 until November of 1998), the Registrant elected his son, Mark Granville-Smith as a member of the Registrant's board of directors, effective July 1, 1999. Details of the settlement agreement were disclosed in the Registrant's report on Form 10-KSB for the year ended December 31, 1998 and such agreement was filed as an exhibit thereto.

     Mr. Edward Granville-Smith's replacement as a member of the Registrant's board of directors did not involve any disagreements with the Registrant on any matters and consequently, did not involve any disagreement relating to the Registrant's operations, policies or practices. Rather, it was based on personal problems involving his health described in detail in the Registrant's report on Form 10-KSB for the year ended December 31, 1998.

CHARLES J. SCIMECA

     On or about July 28, 1999, Charles J. Scimeca ("Mr. Scimeca"), the Registrant's acting president and a member of the Registrant's board of directors advised it that in light of the change in the Registrant's business, it would be better served by a president with material experience in the securities business, and more familiar with the regulatory obligations attendant on engaging in capital raising and acquisition activities. Mr. Scimeca instructed the Registrant's strategic consultant, The Yankee Companies, Inc. ("Yankees"), to commence a search for a suitable replacement, and on or about August 2, 1999, Yankees recommended Michael Harris Jordan ("Mr. Jordan"). On August 5, 1999, after interviews with management of the Registrant's subsidiary and with the Registrant's board of directors, Mr. Jordan was offered the position of president for a one year term and elected as a member of the Registrant's board of directors replacing Mr. Scimeca, whose resignation was accepted effective as of August 6, 1999. Required information concerning Mr. Jordan's background, responsibilities and compensation is set forth in Item 5 above.

     Mr. Scimeca's resignation did not involve any disagreements with the Registrant on any matters and consequently, did not involve any disagreement relating to the Registrant's operations, policies or practices. A copy of Mr. Scimeca's letter of resignation is filed as an exhibit to this current report (see Item 7(c), Exhibit Index").


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

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS
          (c)     Exhibits


Item      Page      Description
Number    Number

10.38               Proposed Stock Plan
10.39               Michael Harris Jordan employment agreement

99.44               Michael Harris Jordan questionnaire
99.45               Charles J. Scimeca letter of resignation


                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AmeriNet Group.com, Inc.
                             A Delaware corporation
                                  (Registrant)

Date:  August 23, 1999

                          By: /s/Michael H. Jordan/s/
                          Michael H. Jordan, President



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